EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB into SpectraLink Corporation's previously filed Form S-8, File Nos. 333-4650 and 333-30225.


/s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
  March 19, 1999.



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